SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 17, 2012

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced first quarter results through March 31, 2012.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated April 17, 2012, announcing the first quarter results through March 31, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: April 17, 2012

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FIRST QUARTER OF 2012

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) continued its positive earnings momentum in the first quarter of 2012 by reporting net income of $1,565,000 or $0.06 per diluted common share.  This represents an increase of $302,000, or 23.9%, from the first quarter 2011 net income of $1,263,000 or $0.05 per diluted common share.  There was a greater percentage increase in earnings per share due to the success of the Company’s common stock repurchase program as the Company’s increased 2012 earnings are being spread over a smaller number of shares outstanding.  The following table highlights the Company’s financial performance for the quarters ended March 31, 2012 and 2011:

	First Quarter 2012	First Quarter 2011	Dollar Change	Percentage Change

Net income	$1,565,000	$1,263,000	$302,000	23.9%
Diluted earnings per share	$ 0.06	$ 0.05	$ 0.01	37.0%

Glenn L. Wilson, President and Chief Executive Officer, commented on the first quarter 2012 financial results: “I was pleased that our growth in earnings was driven by increased non-interest revenue and stable net interest margin performance.  Our non-interest revenue benefitted from good fee growth in our trust and wealth management business along with another strong quarter of residential mortgage loan production.  This improved revenue growth combined with our continued excellent asset quality,  and strong capital and loan loss reserve, positions us well to execute our growth oriented strategic plan.”

The Company’s net interest income in the first quarter of 2012 increased by $92,000, or 1.2%, when compared to the first quarter of 2011.  The first quarter 2012 net interest margin of 3.70% was consistent with last year’s first quarter.  The increased net interest income and overall stable net interest margin performance reflects the benefits of a lower cost of funds and moderate loan growth.  Specifically, total loans outstanding have increased for four consecutive quarters and now are $26.5 million or 4.1% higher than they were at March 31, 2011.   This loan growth reflects the successful results of the Company’s more intensive sales calling efforts with a particular emphasis on generating commercial loans and owner occupied commercial real estate loans which qualify as Small Business Lending Fund loans.  Despite this growth in loans, total interest revenue dropped by $472,000 between years and reflects the lower interest rate environment and flatter yield curve.  However, careful management of funding costs allowed the Company to mitigate this drop in interest revenue during the past year.  Specifically, interest expense in the first quarter of 2012 declined by $564,000 from the same prior year quarter due to the Company’s proactive efforts to reduce deposit and borrowing costs.  This reduction in deposit costs has not negatively impacted deposit balances which have increased by $3.6 million over the past 12 months.

Sustained improvements in asset quality evidenced by lower levels of non-performing assets and criticized loans allowed the Company to reverse a portion of the allowance for loan losses into earnings in the first quarter of 2012 while still maintaining especially strong coverage ratios.  During the first quarter of 2012, total non-performing assets again declined to $4.8 million or 0.72% of total loans as a result of successful ongoing resolution efforts.  Criticized loans also dropped by $10 million or 20.4% during this same period.  As a result of this improvement, the Company again recorded a negative provision for loan losses of $625,000 in the first quarter of 2012 compared to a similar credit provision of $600,000 in the first quarter of 2011.  Actual credit losses realized through net charge-offs also declined sharply in the first quarter of 2012.  Net charge-offs in the first quarter of 2012 totaled only $220,000, or 0.13% of total loans, compared to net charge-offs of $1.1 million, or 0.70% of total loans, in the first quarter of 2011.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing asset, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 296% coverage of non-performing loans, and was 2.05% of total loans, at March 31, 2012, compared to 288% of non-performing loans, and 2.18% of total loans, at December 31, 2011.

The Company’s non-interest income in the first quarter of 2012 increased by $569,000 or 18.3% from the prior year’s first quarter.  In the first quarter of 2011, the Company realized a $358,000 investment security loss on a portfolio repositioning strategy where we sold $17 million of lower yielding, longer duration securities in the portfolio and replaced them with higher yielding securities with a shorter duration.  There were no investment security gains or losses in the first quarter of 2012.    Trust and investment advisory fees increased by $136,000 or 7.8% over the prior year first quarter as our wealth management businesses benefited from the implementation of new fee schedules and improved asset values in the first quarter of 2012.

Total non-interest expense in the first quarter of 2012 increased by $195,000 or 2.0% from the prior year’s first quarter.  Salaries and employee benefits increased by $486,000 or 8.8% due to higher salaries expense, incentive compensation, and pension expense in the first quarter of 2012.  The 2012 personnel expenses also reflect the staffing costs associated with new loan production offices in Altoona and Harrisburg for the full quarter and Hagerstown, Maryland for part of the quarter.  Other expenses also increased by $105,000 due to an increase in the reserve for unfunded loan commitments as result of increased commercial loan origination activity in the first quarter of 2012.  These negative items were partially offset by a $333,000 reduction in FDIC deposit insurance expense in the first quarter of 2012. This reduction resulted from a change in the calculation methodology which took effect in the second half of 2011 and the Company’s improved risk profile which is evidenced by better asset quality and increased profitability.  Finally, the Company recorded an income tax expense of $678,000 or an effective tax rate of 30.2% for the first quarter of 2012 compared to an income tax expense of $489,000 or an effective tax rate of 27.9% for the first quarter of 2011.  The higher income tax expense and effective rate in 2012 reflects the Company’s increased pre-tax earnings combined with a relatively consistent level of tax free earnings from bank owned life insurance.

ASRV had total assets of $967 million and shareholders’ equity of $112 million or a book value of $4.46 per common share at March 31, 2012.  During the first quarter of 2012, the Company repurchased 456,000 shares of its common stock at an average price of $2.38 in conjunction with the terms of the Company’s stock buyback program that was announced on November 9, 2011.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 17.22%, an asset leverage ratio of 11.83% and a tangible common equity to tangible assets ratio of 8.24% at March 31, 2012.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

March 31, 2012

(In thousands, except per share and ratio data)

(Unaudited)

2012

1QTR

PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,565
Net income available to common shareholders	1,302

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.65%
Return on average equity	5.60
Net interest margin	3.70
Net charge-offs (recoveries) as a percentage of average loans	0.13
Loan loss provision as a percentage of average loans	(0.38)
Efficiency ratio	86.17

PER COMMON SHARE:
Net income:
Basic	$0.06
Average number of common shares outstanding	20,679
Diluted	0.06
Average number of common shares outstanding	20,722

2011

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263	$1,938	$1,566	$1,770	$6,537
Net income available to common shareholders	973	1,648	1,027	1,505	5,153

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%	0.81%	0.64%	0.72%	0.68%
Return on average equity	4.77	7.11	5.52	6.19	5.90
Net interest margin	3.70	3.71	3.68	3.64	3.72
Net charge-offs as a percentage of average loans	0.70	(0.07)	0.20	0.12	0.24
Loan loss provision as a percentage of average loans	(0.37)	(0.72)	(0.33)	(0.73)	(0.54)
Efficiency ratio	89.53	85.53	84.83	89.26	87.26

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.08	$0.05	$0.07	$0.24
Average number of common shares outstanding	21,208	21,208	21,208	21,114	21,184
Diluted	0.05	0.08	0.05	0.07	0.24
Average number of common shares outstanding	21,230	21,236	21,227	21,128	21,205

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2012

1QTR
PERFORMANCE DATA AT PERIOD END
Assets	$967,401
Short-term investments	4,689
Investment securities	190,089
Loans and loans held for sale	671,328
Allowance for loan losses	13,778
Goodwill	12,613
Deposits	820,105
FHLB borrowings	6,390
Shareholders’ equity	112,270
Non-performing assets	4,801
Asset leverage ratio	11.83%
Tangible common equity ratio	8.24
PER COMMON SHARE:
Book value (A)	$4.46
Tangible book value	3.84
Market value	2.74
Trust assets – fair market value (B)	$1,469,789

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353
Branch locations	18
Common shares outstanding	20,465,521

2011

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067	$954,893	$973,439	$979,076
Short-term investments	4,094	4,338	17,941	6,129
Investment securities	195,272	198,770	195,784	195,203
Loans and loans held for sale	644,836	656,838	667,409	670,847
Allowance for loan losses	18,025	16,958	16,069	14,623
Goodwill	12,613	12,613	12,613	12,613
Deposits	816,528	810,082	827,358	816,420
FHLB borrowings	9,736	9,722	9,707	21,765
Shareholders’ equity	108,170	111,410	114,164	112,352
Non-performing assets	9,328	7,433	5,344	5,199
Asset leverage ratio	11.40%	11.60%	11.70%	11.66%
Tangible common equity ratio	7.89	8.29	8.38	8.15
PER COMMON SHARE:
Book value (A)	$4.12	$4.28	$4.39	$4.37
Tangible book value	3.53	3.68	3.80	3.76
Market value	2.37	1.95	1.90	1.95
Trust assets – fair market value (B)	$1,410,755	$1,390,534	$1,313,440	$1,382,745

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351	352	342	347
Branch locations	18	18	18	18
Common shares outstanding	21,207,670	21,208,421	21,208,421	20,921,021

NOTES:

(A)

Preferred stockof $21 million received through the Small Business Lending Fund is excluded from the book value per common share calculation.

(B)

Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2012

1QTR
INTEREST INCOME
Interest and fees on loans	$8,729
Total investment portfolio	1,395
Total Interest Income	10,124

INTEREST EXPENSE
Deposits	1,762
All borrowings	304
Total Interest Expense	2,066

NET INTEREST INCOME	8,058
Provision (credit) for loan losses	(625)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,683

NON-INTEREST INCOME
Trust fees	1,697
Investment advisory fees	193
Net realized gains (losses) on investment securities	-
Net realized gains on loans held for sale	276
Service charges on deposit accounts	535
Bank owned life insurance	215
Other income	758
Total Non-interest Income	3,674

NON-INTEREST EXPENSE
Salaries and employee benefits	5,986
Net occupancy expense	729
Equipment expense	451
Professional fees	923
FDIC deposit insurance expense	129
FHLB prepayment penalty	-
Other expenses	1,896
Total Non-interest Expense	10,114

PRETAX INCOME	2,243
Income tax expense	678
NET INCOME	1,565
Preferred stock dividends	263
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,302

2011

	1QTR	2QTR	3QTR	4QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$9,083	$8,804	$8,888	$8,924	$35,699
Total investment portfolio	1,513	1,726	1,604	1,422	6,265
Total Interest Income	10,596	10,530	10,492	10,346	41,964

INTEREST EXPENSE
Deposits	2,294	2,106	2,038	1,897	8,335
All borrowings	336	338	336	336	1,346
Total Interest Expense	2,630	2,444	2,374	2,233	9,681

NET INTEREST INCOME	7,966	8,086	8,118	8,113	32,283
Provision (credit) for loan losses	(600)	(1,175)	(550)	(1,250)	(3,575)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566	9,261	8,668	9,363	35,858

NON-INTEREST INCOME
Trust fees	1,556	1,617	1,570	1,430	6,173
Investment advisory fees	198	198	172	186	754
Net realized gains (losses) on investment securities	(358)	-	-	-	(358)
Net realized gains on loans held for sale	262	155	186	209	812
Service charges on deposit accounts	472	549	640	580	2,241
Bank owned life insurance	216	218	227	224	885
Other income	759	717	729	857	3,062
Total Non-interest Income	3,105	3,454	3,524	3,486	13,569

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500	5,574	5,702	5,840	22,616
Net occupancy expense	757	742	680	721	2,900
Equipment expense	429	411	435	411	1,686
Professional fees	980	911	983	1,001	3,875
FDIC deposit insurance expense	462	460	262	154	1,338
FHLB prepayment penalty	-	-	-	240	240
Other expenses	1,791	1,779	1,820	1,992	7,382
Total Non-interest Expense	9,919	9,877	9,882	10,359	40,037

PRETAX INCOME	1,752	2,838	2,310	2,490	9,390
Income tax expense	489	900	744	720	2,853
NET INCOME	1,263	1,938	1,566	1,770	6,537
Preferred stock dividends and accretion of preferred stock discount	290	290	539	265	1,384
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973	$1,648	$1,027	$1,505	$5,153

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2012

2011

	1QTR	1QTR
Interest earning assets:
Loans and loans held for sale, net of unearned Income	$666,575	$661,061
Deposits with banks	4,027	1,786
Short-term investment in money market funds	5,168	3,855
Federal funds sold	-	14,178
Total investment securities	194,576	188,537

Total interest earning assets	870,346	869,417

Non-interest earning assets:
Cash and due from banks	17,163	15,555
Premises and equipment	10,826	10,483
Other assets	82,302	79,615
Allowance for loan losses	(14,486)	(19,834)

Total assets	$966,151	$955,236

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$56,346	$55,092
Savings	83,678	78,545
Money market	202,156	185,933
Other time	327,680	360,137
Total interest bearing deposits	669,860	679,707
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	4,233	424
Advanced from Federal Home Loan Bank	8,493	9,743
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085
Total interest bearing liabilities	695,671	702,959

Non-interest bearing liabilities:
Demand deposits	142,106	133,049
Other liabilities	16,067	11,859
Shareholders’ equity	112,307	107,369
Total liabilities and shareholders’ equity	$966,151	$955,236